UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026
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NIQ Global Intelligence plc
(Exact name of registrant as specified in its charter)
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Ireland (State or other jurisdiction of incorporation or organization)	001-42763 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)
200 West Jackson Boulevard, Chicago, Illinois, 60606
(Address of principal executive offices) (Zip code)
(312) 583-5100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.00001 per share	NIQ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Thursday, May 21, 2026, NIQ Global Intelligence plc (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “AGM”) in Dublin, Ireland.

Set forth below are the final voting results for each proposal submitted to a vote of the Company’s shareholders at the AGM, as certified by the inspector of elections for the AGM. These proposals are described in further detail in the Definitive Proxy Statement on Schedule 14A that the Company filed with the U.S. Securities and Exchange Commission on April 9, 2026.

Proposals 1(a)-(d). Election, by separate resolutions, the four Class I director nominees named in this proxy statement to the board of directors, to serve until the conclusion of the Company’s 2029 annual general meeting:

	Nominees	For	Against	Abstain	Broker Non-Votes
(a)	Gabriela Weiss	247,651,204	8,958,730	83,055	9,323,504
(b)	Racquel Harris Mason	247,027,754	9,581,581	83,654	9,323,504
(c)	Charlotte Simonelli	244,049,036	12,560,898	83,055	9,323,504
(d)	Todd Lachman	244,078,915	12,530,420	83,654	9,323,504

All nominees were duly elected.

Proposal 2. Ratification, in a non-binding advisory vote, of the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026 and authorization, in a binding vote, of the board of directors, acting through the audit committee, to set the independent auditor’s remuneration:

For	Against	Abstain	Broker Non-Votes
262,169,231	3,763,028	84,234	N/A

The appointment of Ernst & Young LLP as the independent auditor for the fiscal year ending December 31, 2026 was ratified.

Proposal 3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
253,515,628	3,094,187	83,174	9,323,504

The proposal was approved.

Proposal 4. Approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
254,069,090	482	2,542,606	80,811	9,323,504

The advisory vote approved the frequency of voting on executive compensation to be every one year.

Proposal 5. Authorization of the Company and/or any subsidiary of the Company to make market purchases of ordinary shares of the Company:

For	Against	Abstain	Broker Non-Votes
265,812,207	173,814	30,472	0

The proposal was approved.

Proposal 6. Determination of the price range at which the Company can re-allot treasury shares (Special Resolution under Irish law):

For	Against	Abstain	Broker Non-Votes
265,720,147	219,500	76,846	0

The proposal was approved.

Proposal 7. Approval of the capital reduction and the creation of distributable reserves (Special Resolution under Irish law):

For	Against	Abstain	Broker Non-Votes
265,704,195	180,946	131,352	0

The proposal was approved.

5.07(d)

In accordance with the recommendation of the Company’s board of directors, the Company’s shareholders approved, on an advisory basis, one year as the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. In light of such approval, the Company intends to hold an advisory vote on the compensation of the Company's named executive officers on an annual basis until the next required vote on the frequency of an advisory vote to approve named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIQ Global Intelligence plc
(Registrant)

Date:	May 26, 2026	/s/ John Blenke
John Blenke Chief Legal Officer